UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

COLONY NORTHSTAR, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-37980	46-4591526
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

515 S. Flower Street, 44th Floor
Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of 2017 Annual Meeting of Stockholders

On May 4, 2017, Colony NorthStar, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders at which (i) directors were elected, (ii) the compensation paid to the Company’s named executive officers of NorthStar Asset Management Group Inc. (the predecessor to the Company) as of December 31, 2016 was approved in an advisory vote, (iii) an advisory vote was taken on the frequency of future advisory stockholder votes on executive compensation and (iv) the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company was ratified in an advisory vote. The proposals are described in detail in the Company’s 2017 definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2017 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

Election of Directors

The following persons comprising the entire previous board of directors of the Company were duly elected as directors of the Company until the 2018 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified: Thomas J. Barrack, Jr., David T. Hamamoto, Douglas Crocker II, Nancy A. Curtin, Jon A. Fosheim, Justin E. Metz, George G.C. Parker, Charles W. Schoenherr, John A. Somers and John L. Steffens. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Against	Broker Non-Votes
Thomas J. Barrack, Jr.	468,751,230	3,657,856	71,132,674
David T. Hamamoto	439,470,483	32,863,903	71,132,678
Douglas Crocker II	469,216,071	1,968,765	71,132,586
Nancy A. Curtin	468,104,100	3,123,775	71,132,677
Jon A. Fosheim	469,093,615	2,090,855	71,132,678
Justin E. Metz	427,455,109	43,735,164	71,132,679
George G.C. Parker	469,445,625	1,780,179	71,132,678
Charles W. Schoenherr	465,653,168	5,551,307	71,132,676
John A. Somers	469,417,985	1,764,955	71,132,678
John L. Steffens	467,957,666	3,208,617	71,132,678

Approval (on an advisory, non-binding basis) of Executive Compensation

The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers of NorthStar Asset Management Group Inc. (the predecessor to the Company) as of December 31, 2016 as described in the Compensation Discussion and Analysis and executive compensation tables of the Company’s 2017 Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
333,293,828	138,797,251	879,632	71,132,871

Recommendation (on an advisory, non-binding basis) on the Frequency of the Advisory Vote Related to the Compensation of the Company’s Named Executive Officers

The Company’s stockholders (on an advisory, non-binding basis) voted on the frequency of the advisory vote related to executive compensation. The table below sets forth the voting results for this proposal:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
460,591,992	1,128,959	10,270,694	976,552	71,135,314

Ratification (on an advisory, non-binding basis) of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2017

The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
540,083,636	3,344,734	675,210	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2017	COLONY NORTHSTAR, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Financial Officers & Treasurer